                                                            EXHIBIT 10.3
LAND TITLE GUARANTEE COMPANY
102 S. TEJON #100
CO. SPRINGS, CO  80903

                            STATEMENT OF SETTLEMENT
                            -----------------------
                                   SELLERS'S

PROPERTY ADDRESS       4465 NORTHPARK DRIVE, COLORADO SPRINGS, CO 80907
                 ------------------------------------------------------------
        (THE ROCKIES FUND, INC., A NEVADA CORPORATION)
SELLER  ALLIANCE EXCHANGE GROUP, INC., A CA CORP. AS QUALIFIED INTERMEDIARY
       ----------------------------------------------------------------------
BUYER    NORTHPARK, L.L.C., A COLORADO LIMITED LIABILITY COMPANY
       ----------------------------------------------------------------------

SETTLEMENT DATE    March 31, 1997    DATE OF PRORATION     March 31, 1997
                --------------------                    ---------------------
=============================================================================

                                                 debit        credit
                                               --------------------------
Contract Sales Price.                                        1,080,000.00
Mortgage Payoff.                                350,601.89
Mortgage Payoff.  State Bank                    100,996.51
Federal Express.                                     14.00
Title Insurance.  Owners Policy                   1,681.00
Record:  Release.                                    42.00
Taxes for Previous Yr(s).  1996                   6,119.86
Tax for Current Yr.  1997 - 89 Days @ $33.5334    2,414.40
 .  Security Deposits                              9,987.00
 .  Prepaid Rents                                  4,583.33
 .  Install Grease Trap                            3,000.00
Closing Fee.                                        150.00
                                            ______________  _____________

                               Subtotals   **   479,589.99   1,080,000.00
                   Balance due to Seller        600,410.01
                                  TOTALS  *** 1,080,000.00   1,080,000.00

THE FOLLOWING ITEMS ARE BEING HANDLED OUTSIDE CLOSING:
WATER/SEWER/UTILITIES/HAZARD INSURANCE/TENANT PERSONAL
PROPERTY TAXES/RENTS

ANY AND ALL POST CLOSING ADJUSTMENTS ARE SOLELY BETWEEN BUYER AND SELLER. The above figures do not include sales or use taxes on personal property.

                             APPROVED AND ACCEPTED
READ & APPROVED:

THE ROCKIES FUND, INC., A NEVADA
CORPORATION

----------------------------------           By ------------------------------
BY:  STEPHEN G. CALANDRELLA,                    LAND TITLE GUARANTEE COMPANY,
     PRESIDENT

Purchaser ----------------------------       By ------------------------------
        ALLIANCE EXCHANGE GROUP, INC.,           LEIGH RENFRO
        A CALIFORNIA CORPORATION

Purchaser ----------------------------       ESCROW # CSC108270.108270
                                                   SC108270
                                             COMMITMENT #

Form No. 4 (Computer)